Exhibit 31.2

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kimberly M. Smith, certify that:

1.  I have reviewed this Amendment No. 1 of the Quarterly Report on Form 10-Q/A of Fibrocell Science, Inc.;

2.  Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made not misleading with respect to the period covered by this report;

October 7, 2014

By:	/s/ Kimberly M. Smith
Kimberly M. Smith
Interim Chief Financial Officer